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AMENDMENT TO
PROCESSING AGREEMENT

        THIS AMENDMENT TO PROCESSING AGREEMENT is made and entered into this 7th day of October, 2003, between Akorn, Inc., a Louisiana Corporation ("Akorn") and NeoPharm, Inc., a Delaware Corporation ("NeoPharm").

        WHEREAS, NeoPharm and Akorn have entered into that certain Processing Agreement, dated December 20, 2001 (the "Processing Agreement"); and

        WHEREAS, Neopharm and Akorn desire to amend the Processing Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the parties agree as follows:

        1.    Amendment.    Section 5.1 of the Processing Agreement shall be amended as follows:
the words "June 30, 2003" shall be stricken and replaced with the words "October 1, 2004"

        2.    No Other Amendments.    All other terms shall be as provided in the Processing Agreement.

*    *    *    *    *    *    *    *

        IN WITNESS WHEREOF, the parties have caused this agreement to be executed as of the day and year first written above.

AKORN, INC.	NEOPHARM, INC.
By:	By:
Its:	Its: President and CEO

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AMENDMENT TO PROCESSING AGREEMENT